Consolidated Statements of Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Consolidated Statements of Income
Revenue	$ 151,885	$ 150,421
Cost of sales
Cost of sales excluding depletion	14,796	13,496
Depletion	50,085	53,672
Gross profit	87,004	83,253
General administration costs	15,516	12,213
Business development costs	2,976	771
Impairment charges	3,600
Sustainability initiatives	805	855
IPO readiness costs		670
Operating income	64,107	68,744
Gain on disposition of mineral interests	2,099
Decrease in fair value of other financial assets	(4,066)	(10,786)
Finance costs, net	(1,413)	(5,673)
Other expense	(500)
Loss on derivatives		(297)
Foreign currency translation loss	(352)	(25)
Other (expenses) income	(4,232)	(16,781)
Earnings before income taxes	59,875	51,963
Income tax expense	(4,789)	(6,436)
Net earnings	$ 55,086	$ 45,527
Earnings per share - Basic	$ 0.35	$ 0.31
Earnings per share - Diluted	$ 0.35	$ 0.31